   As filed with the Securities and Exchange Commission on November 12, 1996.


                                                      REGISTRATION NO. 333-14991
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                             ---------------------

CONSECO, INC.                           INDIANA         35-1468632
CONSECO FINANCING TRUST I              DELAWARE         APPLIED FOR
CONSECO FINANCING TRUST II             DELAWARE         APPLIED FOR
CONSECO FINANCING TRUST III            DELAWARE         APPLIED FOR
(Exact name of the                  (State or other     (I.R.S. Employer
  Registrants                        jurisdiction       Identification No.)
as specified in their             of incorporation or
respective charters)                 organization)

                           11825 N. Pennsylvania St.
                             Carmel, Indiana 46032
                                 (317) 817-6100
         (Address, including zip code, and telephone number, including area code, of each Registrant's principal executive offices)
                             ---------------------

                            Lawrence W. Inlow, Esq.
                                 Conseco, Inc.
                           11825 N. Pennsylvania St.
                             Carmel, Indiana 46032
                                 (317) 817-6163
           (Name, address, including zip code, and telephone number,
         including area code, of agent for service for each Registrant)
                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the Registration Statement becomes effective, as determined by market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.     [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box.     [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.     [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.     [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.     [ ]
                             ---------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission registration fee............................    $  262,763
New York Stock Exchange listing fee............................................        50,000
Legal fees and expenses........................................................       300,000
Accounting fees and expenses...................................................       750,000
Printing and engraving expenses................................................       450,000
Trustee's fees and expenses....................................................       125,000
Rating agencies' fees..........................................................       300,000
Blue sky fees and expenses.....................................................        60,000
Miscellaneous..................................................................       202,237
                                                                                   ----------
Total..........................................................................    $2,500,000
                                                                                   ==========

     Except for the SEC registration fee, all of the foregoing are estimates.

ITEM 15.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

     The Indiana Business Corporation Law grants authorization to Indiana corporations to indemnify officers and directors for their conduct if such conduct was in good faith and was in the corporation's best interests or, in the case of directors, was not opposed to such best interests, and permits the purchase of insurance in this regard. In addition, the shareholders of a corporation may approve the inclusion of other or additional indemnification provisions in the articles of incorporation and by-laws.

     The By-laws of Conseco provides for the indemnification of any person made a party to any action, suit or proceeding by reason of the fact that he is a director, officer or employee of Conseco, unless it is adjudged in such action, suit or proceeding that such person is liable for negligence or misconduct in the performance of his duties. Such indemnification shall be against the reasonable expenses, including attorneys' fees, incurred by such person in connection with the defense of such action, suit or proceeding. In some circumstances, Conseco may reimburse any such person for the reasonable costs of settlement of any such action, suit or proceeding if a majority of the members of the Board of Directors not involved in the controversy shall determine that it was in the interests of Conseco that such settlement be made and that such person was not guilty of negligence or misconduct.

     The above discussion of Conseco's By-laws and the Indiana Business Corporation Law is not intended to be exhaustive and is qualified in its entirety by such By-laws and the Indiana Business Corporation Law.

     The Declaration of Trust for each of Conseco Financing Trust I, Conseco Financing Trust II and Conseco Financing Trust III (the "Trusts") provides that no Property Trustee or any of its Affiliates, Delaware Trustee or any of its Affiliates, or any officer, director, shareholder, member, partner, employee, representative, custodian, nominee or agent of the Property Trustee or the Delaware Trustee (each a "Fiduciary Indemnified Person"), and no Regular Trustee, Affiliate of any Regular Trustee, or any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee or any Affiliate thereof, or any employee or agent of any of the Trusts or any of their Affiliates (each a "Company Indemnified Person") shall be liable, responsible or accountable in damages or otherwise to any of such Trusts or any officer, director, shareholder, partner, member, representative, employee or agent of any such Trust or its Affiliates or to any holder of Preferred Securities for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Fiduciary Indemnified Person or Company Indemnified Person in good faith on behalf of any of such Trusts and in a manner such Fiduciary Indemnified Person or Company Indemnified Person reasonably believed to be within the scope of the authority conferred on such Fiduciary

Indemnified Person or Company Indemnified Person by such Declaration or by law, except that a Fiduciary Indemnified Person or Company Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Fiduciary Indemnified Person's or Company Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

     The Declaration of Trust for each of such Trusts also provides that to the full extent permitted by law, the Company shall indemnify any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of any such Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of any such Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Each of the Declaration of Trusts also provides that to the full extent permitted by law, the Company shall indemnify any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of any such trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of any such trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to any such trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper. The Declaration of Trust for each such Trust further provides that expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in the immediately preceding two sentences shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in any such Declaration.

     The Declaration of Trust for each Trust also provides that the Company shall indemnify each Fiduciary Indemnified Person against any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts under any such Trust, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder.

ITEM 16.  EXHIBITS


    EXHIBIT NUMBER                             DESCRIPTION OF EXHIBIT
    --------------   ---------------------------------------------------------------------------
          1.1        Form of Purchase Agreement -- Debt Securities is incorporated herein by reference to Exhibit 1.1 to the Registration Statement on Form S-3 of the
                     Registrant (No. 33-53095) ((i) An Underwriting Agreement relating to
                     Securities to be distributed outside the United States or for Securities denominated in foreign currencies or foreign currency units or (ii) any
                     Selling Agency or Distribution Agreement with any Agent will be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.)
          1.2        Form of Purchase Agreement -- Equity is incorporated herein by reference to
                     Exhibit 1.2 to the Registration Statement on Form S-3 of the Registrant
                     (No. 33-53095)

    EXHIBIT NUMBER                             DESCRIPTION OF EXHIBIT
    --------------   ---------------------------------------------------------------------------
          3.1        Amended and Restated Articles of Incorporation of Conseco, Inc. were filed with the Commission as Exhibit 3.1 to the Registration Statement on Form
                     S-2, No. 33-8498; Articles of Amendment thereto, as filed September 9, 1988 with the Indiana Secretary of State, were filed with the Commission as
                     Exhibit 3.1.1 to Conseco's Annual Report on Form 10-K for 1988; Articles of
                     Amendment thereto, as filed June 13, 1989 with the Indiana Secretary of
                     State, were filed with the Commission as Exhibit 3.1.2 to Conseco's Report on Form 10-Q for the quarter ended June 30, 1989; and Articles of Amendment thereto, as filed June 29, 1993 with the Indiana Secretary of State, were filed with the Commission as Exhibit 3.1.3 to Conseco's Report on Form 10-Q
                     for the quarter ended June 30, 1993, and Articles of Amendment thereto relating to the PRIDES were filed with the Commission as Exhibit 3.(i).3 to the Registrant's Report on Form 8-K dated January 17, 1996, and are incorporated herein by this reference.
          3.2        Amended and Restated Bylaws of Conseco, Inc. effective February 10, 1986 were filed with the Commission as Exhibit 3.2 to its Registration Statement
                     of Form S-1, No. 33-4367, and an Amendment thereto was filed with the
                     Commission as Exhibit 3.2.1 to Amendment No. 2 to its Registration
                     Statement of Form S-1, No. 33-4367; and are incorporated herein by this reference.
          4.1        Form of Senior Indenture dated as of           , 1995 by and between
                     Conseco, Inc. and           , as Trustee, pursuant to which the Senior Debt
                     Securities are to be issued is incorporated herein by reference to Exhibit
                     4.1 to the Registration Statement on Form S-3 of the Registrant No.
                     33-53095)
          4.2        Form of Subordinated Indenture, dated as of             , 1996 between
                     Conseco, Inc. and           , as Trustee, pursuant to which the
                     Subordinated Debentures are to be issued is incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-3 of the
                     Registrant (No. 33-53095).
          4.3        Form of Deposit Agreement is incorporated herein by reference to Exhibit
                     4.3 to the Registration Statement on Form S-3 of the Registrant (No.
                     33-53095)
          4.4        Certificate of Trust of Conseco Financing Trust I*
          4.5        Declaration of Trust of Conseco Financing Trust I*
          4.6        Certificate of Trust of Conseco Financing Trust II*
          4.7        Declaration of Trust of Conseco Financing Trust II*
          4.8        Certificate of Trust of Conseco Financing Trust III*
          4.9        Declaration of Trust of Conseco Financing Trust III*
          4.10       Form of Amended and Restated Declaration of Trust*
          4.11       Form of Preferred Securities Guarantee Agreement by Conseco, Inc.*
          4.12       Form of Debt Security
                     The form or forms of such Debt Securities with respect to each particular offering will be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
          4.13       Form of Preferred Stock
                     Any amendment to the Company's Articles of Incorporation authorizing the creation of any series of Preferred Stock or Depositary Shares representing such shares of Preferred Stock and setting forth the rights, preferences and designations thereof will be filed as an exhibit to a Current Report on
                     Form 8-K and incorporated herein by reference.
          4.14       Form of Warrant Agreement is incorporated herein by reference to Exhibit
                     4.4 to the Registration Statement on Form S-3 of the Registrant (No.
                     33-53095).
          4.15       Form of Preferred Security*
          4.16       Form of Supplemental Indenture*

    EXHIBIT NUMBER                             DESCRIPTION OF EXHIBIT
    --------------   ---------------------------------------------------------------------------
          4.17       Form of   % Subordinated Deferrable Interest Debenture due             ,
                     2026*
          5.1        Opinion of Lawrence W. Inlow, Esquire*
          5.2        Opinion of Richards, Layton & Finger, P.A.*
          8          Opinion of Locke Reynolds Boyd & Weisell as to certain federal income taxation matters*
         10.1        $100,000,000 Promissory Note of Conseco, Inc. dated September 30, 1996
                     ("Bridge Facility")*
         10.2        Waiver of NationsBank, N.A. (South), dated November 6, 1996, under the
                     Bridge Facility*
         10.3        Waiver of the banks, dated November 6, 1996, under the Conseco, Inc. $500 million Senior Credit Facility*
         10.4        Commitment Letter dated September 13, 1996 by and among Conseco, Inc.,
                     NationsBank, N.A. and NationsBank Capital Markets, Inc.*
         12.1        Computation of Ratios of Earnings to Fixed Charges and Preferred Dividends
         12.2        Pro Forma Computation of Ratios of Earnings to Fixed Charges and Preferred
                     Dividends*
         23.1        Consent of Lawrence W. Inlow, Esquire (included in Exhibit 5.1 hereto)*
         23.2        Consent of Locke Reynolds Boyd & Weisell (included in Exhibit 8 hereto)*
         23.3        Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2 hereto)*
         23.4        Consent of Coopers & Lybrand L.L.P. with respect to the financial statements of Conseco, Inc.*
         23.5        Consent of Coopers & Lybrand L.L.P. with respect to the financial statements of Life Partners Group, Inc.*
         23.6        Consent of KPMG Peat Marwick LLP with respect to the financial statements of Capitol American Financial Corporation.*
         23.7        Consent of Arthur Andersen LLP with respect to the financial statements of
                     American Travellers Corporation.*
         23.8        Consent of KPMG Peat Marwick LLP with respect to the financial statements of Transport Holdings Inc.*
         24.1        Powers of Attorney of Louis P. Ferrero, James D. Massey and Dennis E.
                     Murray, Sr.*
         24.2        Powers of Attorney of Stephen C. Hilbert, Rollin M. Dick, Donald F.
                     Gongaware, David R. Decatur, Ngaire E. Cuneo and M. Phil Hathaway.*
         25.1        Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of LTCB Trust Company, as Trustee under the Indenture is incorporated herein by reference to Exhibit 25.1 to the Registration
                     Statement on Form S-3 of the Registrant (No. 33-53095)
         25.2        Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of Fleet National Bank, as Trustee under the Subordinated
                     Indenture
         25.3        Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of Fleet National Bank, as Trustee under the Declaration of
                     Conseco Financing Trust I, the Declaration of Trust of Conseco Financing
                     Trust II and the Declaration of Trust of Conseco Financing Trust III
         25.4        Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of Fleet National Bank, as Trustee of the Trust Preferred
                     Securities Guarantee for the benefit of the holders of Preferred Securities of Conseco Financing Trust I, Conseco Financing Trust II and Conseco
                     Financing Trust III


------------------


*Previously Filed.

ITEM 17.  UNDERTAKINGS

     (a)  The undersigned Registrants hereby undertake:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i)   To include any prospectus required by Section 10(a)(3) of the
                 Securities Act of 1933;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.

                 Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; Provided, however, that paragraphs
                 (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) If the securities to be registered are to be offered at competitive bidding, the undersigned Registrants hereby undertake: (1) to use its best efforts to distribute prior to the opening of bids, to prospective bidders, underwriters, and dealers, a reasonable number of copies of a prospectus which at that time meets the requirements of Section 10(a) of the Act, and relating to the securities offered at competitive bidding, as contained in the Registration Statement, together with any supplements thereto, and (2) to file an amendment to the Registration Statement reflecting the results of bidding, the terms of the reoffering and related matters to the extent required by the applicable form, not later than the first use, authorized by the issuer after the opening of bids, of a prospectus relating to the securities offered at competitive bidding, unless no further public offering of such securities by the issuer and no reoffering of such securities by the purchasers is proposed to be made.

 (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, each of the Registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 (e) The undersigned Registrants hereby undertake that (1) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
        (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (2) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

 (f) The undersigned Registrants hereby undertake to file, if necessary, an application for the purpose of determining the eligibility of the Trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended, in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under
        Section 305(b)(2) of such Act.

 (g) The undersigned Registrants hereby undertake to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Conseco, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carmel, State of Indiana, on November 12, 1996.


                                          CONSECO, INC.

                                          By:       /S/ STEPHEN C. HILBERT

                                            ------------------------------------
                                            Stephen C. Hilbert,
                                            Chairman of the Board, President and
                                            Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



              SIGNATURE                               TITLE                        DATE
-------------------------------------  ------------------------------------ ------------------
                  *                    Director, Chairman of the Board,     November 12, 1996
-------------------------------------  President and Chief Executive
         Stephen C. Hilbert            Officer
                                       (Principal Executive Officer of
                                       Conseco, Inc.)

                  *                    Director, Executive Vice President   November 12, 1996
-------------------------------------  and Chief Financial Officer
           Rollin M. Dick              (Principal Financial and
                                       Accounting Officer of Conseco, Inc.)

                  *                    Director                             November 12, 1996
-------------------------------------
           Ngaire E. Cuneo
                  *                    Director                             November 12, 1996
-------------------------------------
          David R. Decatur
                  *                    Director                             November 12, 1996
-------------------------------------
          M. Phil Hathaway
                  *                    Director                             November 12, 1996
-------------------------------------
          Louis P. Ferrero
                  *                    Director                             November 12, 1996
-------------------------------------
         Donald F. Gongaware
                  *                    Director                             November 12, 1996
-------------------------------------
           James D. Massey
                  *                    Director                             November 12, 1996
-------------------------------------
        Dennis E. Murray, Sr.
   *By:        /s/ KARL W. KINDIG
-------------------------------------
           Karl W. Kindig,
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Conseco Financing Trust I certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carmel, State of Indiana, on November 12, 1996.


                                          CONSECO FINANCING TRUST I

                                          By:    /s/ STEPHEN C. HILBERT

                                            ------------------------------------
                                               Stephen C. Hilbert, as Trustee

                                          By:      /s/ ROLLIN M. DICK

                                            ------------------------------------
                                                 Rollin M. Dick, as Trustee

                                          By:    /s/ LAWRENCE W. INLOW

                                            ------------------------------------
                                               Lawrence W. Inlow, as Trustee

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Conseco Financing Trust II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carmel, State of Indiana, on November 12, 1996.


                                          CONSECO FINANCING TRUST II

                                          By:    /s/ STEPHEN C. HILBERT

                                            ------------------------------------
                                               Stephen C. Hilbert, as Trustee

                                          By:      /s/ ROLLIN M. DICK

                                            ------------------------------------
                                                 Rollin M. Dick, as Trustee

                                          By:    /s/ LAWRENCE W. INLOW

                                            ------------------------------------
                                               Lawrence W. Inlow, as Trustee

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Conseco Financing Trust III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carmel, State of Indiana, on November 12, 1996.


                                          CONSECO FINANCING TRUST III

                                          By:    /s/ STEPHEN C. HILBERT

                                            ------------------------------------
                                               Stephen C. Hilbert, as Trustee

                                          By:      /s/ ROLLIN M. DICK

                                            ------------------------------------
                                                 Rollin M. Dick, as Trustee

                                          By:    /s/ LAWRENCE W. INLOW

                                            ------------------------------------
                                               Lawrence W. Inlow, as Trustee

                                 EXHIBIT INDEX
                           TO REGISTRATION STATEMENT
                                  ON FORM S-3

                                 CONSECO, INC.


EXHIBIT NUMBER                               DESCRIPTION OF EXHIBIT
--------------   -------------------------------------------------------------------------------
      1.1        Form of Purchase Agreement -- Debt Securities is incorporated herein by reference to Exhibit 1.1 to the Registration Statement on Form S-3 of the
                 Registrant (No. 33-53095) ((i) An Underwriting Agreement relating to Securities to be distributed outside the United States or for Securities denominated in foreign currencies or foreign currency units or (ii) any Selling Agency or
                 Distribution Agreement with any Agent will be filed as an exhibit to a Current
                 Report on Form 8-K and incorporated herein by reference.)
      1.2        Form of Purchase Agreement -- Equity is incorporated herein by reference to
                 Exhibit 1.2 to the Registration Statement on Form S-3 of the Registrant (No.
                 33-53095)
      3.1        Amended and Restated Articles of Incorporation of Conseco, Inc. were filed with the Commission as Exhibit 3.1 to the Registration Statement on Form S-2, No.
                 33-8498; Articles of Amendment thereto, as filed September 9, 1988 with the
                 Indiana Secretary of State, were filed with the Commission as Exhibit 3.1.1 to
                 Conseco's Annual Report on Form 10-K for 1988; Articles of Amendment thereto, as filed June 13, 1989 with the Indiana Secretary of State, were filed with the
                 Commission as Exhibit 3.1.2 to Conseco's Report on Form 10-Q for the quarter ended June 30, 1989; and Articles of Amendment thereto, as filed June 29, 1993 with the Indiana Secretary of State, were filed with the Commission as Exhibit
                 3.1.3 to Conseco's Report on Form 10-Q for the quarter ended June 30, 1993, and
                 Articles of Amendment thereto relating to the PRIDES were filed with the
                 Commission as Exhibit 3.(i).3 to the Registrant's Report on Form 8-K dated
                 January 17, 1996, and are incorporated herein by this reference.
      3.2        Amended and Restated Bylaws of Conseco, Inc. effective February 10, 1986 were filed with the Commission as Exhibit 3.2 to its Registration Statement of Form
                 S-1, No. 33-4367, and an Amendment thereto was filed with the Commission as
                 Exhibit 3.2.1 to Amendment No. 2 to its Registration Statement of Form S-1, No.
                 33-4367; and are incorporated herein by this reference.
      4.1        Form of Senior Indenture dated as of           , 1995 by and between Conseco,
                 Inc. and           , as Trustee, pursuant to which the Senior Debt Securities are to be issued is incorporated herein by reference to Exhibit 4.1 to the
                 Registration Statement on Form S-3 of the Registrant No. 33-53095)
      4.2        Form of Subordinated Indenture, dated as of             , 1996 between Conseco,
                 Inc. and           , as Trustee, pursuant to which the Subordinated Debentures are to be issued is incorporated herein by reference to Exhibit 4.2 to the
                 Registration Statement on Form S-3 of the Registrant (No. 33-53095).
      4.3        Form of Deposit Agreement is incorporated herein by reference to Exhibit 4.3 to the Registration Statement on Form S-3 of the Registrant (No. 33-53095)
      4.4        Certificate of Trust of Conseco Financing Trust I*
      4.5        Declaration of Trust of Conseco Financing Trust I*
      4.6        Certificate of Trust of Conseco Financing Trust II*
      4.7        Declaration of Trust of Conseco Financing Trust II*
      4.8        Certificate of Trust of Conseco Financing Trust III*
      4.9        Declaration of Trust of Conseco Financing Trust III*
      4.10       Form of Amended and Restated Declaration of Trust*
      4.11       Form of Preferred Securities Guarantee Agreement by Conseco, Inc.*

EXHIBIT NUMBER                               DESCRIPTION OF EXHIBIT
--------------   -------------------------------------------------------------------------------
      4.12       Form of Debt Security
                 The form or forms of such Debt Securities with respect to each particular offering will be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
      4.13       Form of Preferred Stock
                 Any amendment to the Company's Articles of Incorporation authorizing the creation of any series of Preferred Stock or Depositary Shares representing such shares of Preferred Stock and setting forth the rights, preferences and designations thereof will be filed as an exhibit to a Current Report on Form
                 8-K and incorporated herein by reference.
      4.14       Form of Warrant Agreement is incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-3 of the Registrant (No. 33-53095).
      4.15       Form of Preferred Security*
      4.16       Form of Supplemental Indenture*
      4.17       Form of   % Subordinated Deferrable Interest Debenture due             , 2026*
      5.1        Opinion of Lawrence W. Inlow, Esquire*
      5.2        Opinion of Richards, Layton & Finger, P.A.*
      8          Opinion of Locke Reynolds Boyd & Weisell as to certain federal income taxation matters*
     10.1        $100,000,000 Promissory Note of Conseco, Inc. dated September 30, 1996 ("Bridge
                 Facility")*
     10.2        Waiver of NationsBank, N.A. (South), dated November 6, 1996, under the Bridge
                 Facility*
     10.3        Waiver of the banks, dated November 6, 1996, under the Conseco, Inc. $500 million Senior Credit Facility*
     10.4        Commitment Letter dated September 13, 1996 by and among Conseco, Inc.,
                 NationsBank, N.A. and NationsBank Capital Markets, Inc.*
     12.1        Computation of Ratios of Earnings to Fixed Charges and Preferred Dividends
     12.2        Pro Forma Computation of Ratios of Earnings to Fixed Charges and Preferred
                 Dividends*
     23.1        Consent of Lawrence W. Inlow, Esquire (included in Exhibit 5.1 hereto)*
     23.2        Consent of Locke Reynolds Boyd & Weisell (included in Exhibit 8 hereto)*
     23.3        Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2 hereto)*
     23.4        Consent of Coopers & Lybrand L.L.P. with respect to the financial statements of
                 Conseco, Inc.*
     23.5        Consent of Coopers & Lybrand L.L.P. with respect to the financial statements of
                 Life Partners Group, Inc.*
     23.6        Consent of KPMG Peat Marwick LLP with respect to the financial statements of
                 Capitol American Financial Corporation.*
     23.7        Consent of Arthur Andersen LLP with respect to the financial statements of
                 American Travellers Corporation.*
     23.8        Consent of KPMG Peat Marwick LLP with respect to the financial statements of
                 Transport Holdings Inc.*
     24.1        Powers of Attorney of Louis P. Ferrero, James D. Massey and Dennis E. Murray,
                 Sr.*
     24.2        Powers of Attorney of Stephen C. Hilbert, Rollin M. Dick, Donald F. Gongaware,
                 David R. Decatur, Ngaire E. Cuneo and M. Phil Hathaway.*
     25.1        Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of LTCB Trust Company, as Trustee under the Indenture is incorporated herein by reference to Exhibit 25.1 to the Registration Statement on Form S-3
                 of the Registrant (No. 33-53095)
     25.2        Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of Fleet National Bank, as Trustee under the Subordinated Indenture

EXHIBIT NUMBER                               DESCRIPTION OF EXHIBIT
--------------   -------------------------------------------------------------------------------
     25.3        Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of Fleet National Bank, as Trustee under the Declaration of Conseco
                 Financing Trust I, the Declaration of Trust of Conseco Financing Trust II and
                 the Declaration of Trust of Conseco Financing Trust III
     25.4        Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of Fleet National Bank, as Trustee of the Trust Preferred Securities
                 Guarantee for the benefit of the holders of Preferred Securities of Conseco
                 Financing Trust I, Conseco Financing Trust II and Conseco Financing Trust III

---------------


*Previously Filed.